UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2022

HELIX ENERGY SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3505 West Sam Houston Parkway North
Suite 400
Houston, Texas		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously reported, on July 1, 2022, Helix Energy Solutions Group, Inc. (“Helix”) completed the previously announced acquisition of the Alliance group of companies (collectively, “Alliance”), pursuant to which Helix purchased all of the equity interests of Alliance (the “Acquisition”). The Acquisition was made pursuant to an Equity Purchase Agreement (the “Purchase Agreement”), dated May 16, 2022, by and among Helix Alliance Decom, LLC, a Delaware limited liability company (“Purchaser”), a wholly owned subsidiary of Helix, Stephen J. Williams, an individual resident of the State of Louisiana (“Seller”), and Helix (solely for purposes of Sections 1.05(d) (earn out consideration) and 6.14 (guarantee of Purchaser’s obligation)).

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends and supplements Item 9.01 of the Current Report on Form 8-K filed by Helix with the U.S. Securities and Exchange Commission on July 1, 2022 (the “Original Form 8-K”) to provide certain historical and pro forma financial information as required by Items 9.01(a) and 9.01(b) of Form 8-K and permitted to be filed by amendment to the Original Form 8-K pursuant to Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K, respectively. Except for the filing of such information, this Amendment No. 1 does not modify or update other disclosures in, or exhibits to, the Original Form 8-K and accordingly should be read in conjunction with the Original Form 8-K. The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that Helix will experience after the Acquisition.

The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

The audited combined consolidated financial statements of Alliance as of and for the year ended December 31, 2021 are filed as Exhibit 99.1 and incorporated by reference herein.

The unaudited condensed combined consolidated financial statements of Alliance as of and for the six months ended June 30, 2022 are filed as Exhibit 99.2 and incorporated by reference herein.

(b)         Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Helix as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021, and notes related thereto, are filed as Exhibit 99.3 and incorporated by reference herein.

(d)         Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP, independent auditors of Alliance.
99.1	Audited Combined Consolidated Financial Statements of Alliance as of and for the year ended December 31, 2021.
99.2	Unaudited Condensed Combined Consolidated Financial Statements of Alliance as of and for the six months ended June 30, 2022.
99.3	Unaudited Pro Forma Condensed Combined Financial Information of Helix as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2022
HELIX ENERGY SOLUTIONS GROUP, INC.

	By:	/s/ Erik Staffeldt
Erik Staffeldt
Executive Vice President and Chief Financial Officer